October 31, 2011

DREYFUS CASH MANAGEMENT FUNDS

Supplement to Combined Prospectus

dated June 1, 2011

As Revised August 26, 2011

            The following information replaces all contrary information contained in the section of the Funds’ Combined Prospectus entitled “Shareholder Guide:”

Each fund’s NAV is calculated at the following time on days the New York Stock Exchange, or the transfer agent (as on Good Friday), as to Dreyfus Cash Management only, is open for regular business:

Dreyfus Cash Management                                                                            5:00 p.m.

Dreyfus Government Cash Management                                                       5:00 p.m.

Dreyfus Government Prime Cash Management                                             3:00 p.m.

Dreyfus Treasury & Agency Cash Management                                            5:00 p.m.

Dreyfus Treasury Prime Cash Management                                                   3:00 p.m.

Dreyfus Tax Exempt Cash Management                                                        1:00 p.m.

Dreyfus Municipal Cash Management Plus                                                    2:00 p.m.

Dreyfus New York Municipal Cash Management                                         1:00 p.m.

Dreyfus New York AMT-Free Municipal Cash Management                       1:00 p.m.

Dreyfus California AMT-Free Municipal Cash Management                        1:00 p.m.

All times are Eastern Standard time.

Investors should disregard any other reference to NAV Calculation times disclosed in the Prospectus under the sub-sections “How to Buy Shares” and “How to Sell Shares” other than those NAV Calculation times listed above.